Exhibit 13.2

                      Compania de Minas Buenaventura S.A.A.
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)

      Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1. I am the Chief Financial Officer of Compania de Minas Buenaventura S.A.A. (the "Company").

2. (A) The Company's Annual Report on Form 20-F for the year ended 2006 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
      Section 13(a) of the United States Securities Exchange Act of 1934 (the "Exchange Act"); and

      (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2007


                                        /S/ CARLOS E. GALVEZ PINILLOS
                                        ----------------------------------------
                                        Carlos E. Galvez Pinillos
                                        Chief Financial Officer